Abacus FCF Real Assets Leaders ETF
Schedule of Investments
April 30, 2026 (Unaudited)

COMMON STOCKS - 84.8%	Shares	Value
Consumer Discretionary - 1.4%
Griffon Corp.	13,289	$1,211,558

Consumer Staples - 3.5%
Archer-Daniels-Midland Co.	25,597	1,908,000
Cal-Maine Foods, Inc. (a)	13,762	1,063,252
		2,971,252

Energy - 18.8%
Antero Midstream Corp. (a)	104,498	2,284,326
APA Corp. (a)	80,805	3,291,188
Canadian Natural Resources Ltd.	56,405	2,692,458
EnerSys	6,727	1,434,600
Hess Midstream LP - Class A (a)	37,270	1,457,257
Imperial Oil Ltd.	20,301	2,719,454
Nextpower, Inc. - Class A (c)	8,644	1,029,760
Suncor Energy, Inc.	16,907	1,158,540
		16,067,583

Industrials - 35.0% (b)
A.O. Smith Corp. (a)	30,528	1,887,851
Allegion PLC	10,702	1,471,311
Allison Transmission Holdings, Inc.	18,844	2,531,691
Argan, Inc.	2,530	1,695,049
Bombardier, Inc. - Class B (c)	6,073	1,290,471
Caterpillar, Inc.	1,566	1,393,912
Graco, Inc.	18,454	1,481,303
Grupo Aeroportuario del Centro Norte SAB de CV - ADR	12,175	1,290,672
Grupo Aeroportuario del Sureste SAB de CV - ADR	4,825	1,475,678
Hafnia Ltd.	148,952	1,327,162
Hitachi Ltd. - ADR	85,811	2,718,492
Illinois Tool Works, Inc.	7,060	1,821,551
Primoris Services Corp.	5,571	1,009,187
Siemens Energy AG - ADR	7,742	1,644,788
Symbotic, Inc. (a)(c)	29,287	1,730,862
Tetra Tech, Inc. (a)	35,346	1,142,383
Tutor Perini Corp.	14,795	1,374,751
Veralto Corp.	12,580	1,109,556
Vontier Corp.	40,076	1,437,927
		29,834,597

Materials - 26.1% (b)
Anglogold Ashanti PLC	12,839	1,203,399
BHP Group Ltd. - ADR (a)	30,854	2,446,722
Carlisle Cos., Inc. (a)	6,188	2,198,349
DPM Metals, Inc.	53,606	1,799,956
Endeavour Mining PLC	39,390	2,268,256
Gold Fields, Ltd. - ADR	49,094	2,085,513
Harmony Gold Mining Co. Ltd. - ADR	38,071	600,380
Kinross Gold Corp.	77,523	2,344,296
Lundin Gold, Inc.	19,211	1,291,105
Newmont Corp.	18,588	2,064,941
OceanaGold Corp.	55,019	1,703,610
Orla Mining Ltd. (a)	84,759	1,110,343
Southern Copper Corp. (a)	6,467	1,110,320
		22,227,190
TOTAL COMMON STOCKS (Cost $69,644,905)		72,312,180

MASTER LIMITED PARTNERSHIPS - 8.7%	Units	Value
Energy - 8.7%
Cheniere Energy Partners LP	43,547	2,918,520
MPLX LP	36,967	2,080,133
Western Midstream Partners LP (a)	56,490	2,456,185
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $6,814,725)		7,454,838

REAL ESTATE INVESTMENT TRUSTS - 5.4%	Shares	Value
Real Estate - 5.4%
Rayonier, Inc.	72,254	1,532,507
Simon Property Group, Inc.	8,825	1,797,741
Sun Communities, Inc.	10,256	1,311,127
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,638,312)		4,641,375

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 15.8%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (d)	13,485,765	13,485,765
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $13,485,765)		13,485,765

TOTAL INVESTMENTS - 114.7% (Cost $94,583,707)		97,894,158
Money Market Deposit Account - 0.3% (e)		220,293
Liabilities in Excess of Other Assets - (15.0)%		(12,783,303)
TOTAL NET ASSETS - 100.0%		$85,331,148

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

(a)	All or a portion of this security is on loan as of April 30, 2026. The fair value of these securities was $13,421,966.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(c)	Non-income producing security.
(d)	The rate shown represents the 7-day annualized yield as of April 30, 2026.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of April 30, 2026 was 3.45%.

Summary of Fair Value Disclosure as of April 30, 2026 (Unaudited)

Abacus FCF Real Assets Leaders ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$72,312,180	$–	$–	$72,312,180
Master Limited Partnerships	7,454,838	–	–	7,454,838
Real Estate Investment Trusts	4,641,375	–	–	4,641,375
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	13,485,765
Total Investments	$84,408,393	$–	$–	$97,894,158

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $13,485,765 presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.